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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 16, 2004
                                                          --------------


                           THE MED-DESIGN CORPORATION
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


    Delaware                      0-25852                        23-2771475
---------------              ----------------               -------------------
(State or Other              (Commission File                (I.R.S. Employer
Jurisdiction of                   Number)                   Identification No.)
Incorporation)

          2810 Bunsen Avenue
         Ventura, California                                 93003
----------------------------------------           ----------------------------
(Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code (805) 339-0375
                                                           ---------------


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
           RULE OR STANDARD; TRANSFER OF LISTING.

         (a) On March 16, 2005, The Med-Design Corporation (the "Company") received a notice from the Listing Qualifications division of The Nasdaq Stock Market that for the last 30 consecutive business days the bid price of the Company's common stock had closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4450(a)(5) (the "Rule"). The notice further provides that in accordance with Marketplace Rule 4450(e)(2), the Company will be provided 180 calendar days, or until September 12, 2005, to regain compliance. The notice states that the Nasdaq staff (the "Staff") will provide written notification that the Company has achieved compliance with the Rule if at any time before September 12, 2005, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, though the notice also states that the Staff has the discretion to require compliance for a period in excess of 10 consecutive business days, but generally no more than 20 consecutive business days, under certain circumstances.

If the Company cannot regain compliance with the Rule by September 12, 2005, the Staff will provide written notification that the Company's common stock will be delisted. At that time, the Company may appeal the Staff's determination to delist the Company's common stock. Alternatively, the Company can consider applying to transfer its common stock to The Nasdaq SmallCap Market if it satisfies the requirements for initial inclusion set forth in Marketplace Rule 4310(c).

The Company has not determined what action, if any, it will take in response to this notice.










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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    THE MED-DESIGN CORPORATION
                                                            (Registrant)


                                                    By  LAWRENCE ELLIS
                                                        -----------------------
                                                        Lawrence Ellis
                                                        Chief Financial Officer



Dated: March 21, 2005